Consolidated Statements of Operations (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenues
Contract revenue	$ 9,015	$ 6,685	$ 1,079
Grant revenue	1,329	2,254	1,080
Total revenues	10,344	8,939	2,159
Costs and expenses
Research and development (including stock compensation expense of $205, $545 and $1,296 in 2011, 2010 and 2009, respectively)	18,930	14,779	11,920
General and administrative (including stock compensation expense of $347, $921 and $1,512 in 2011, 2010 and 2009, respectively)	4,916	5,387	5,621
Depreciation	278	284	233
Total costs and expenses	24,124	20,450	17,774
Loss from operations	(13,780)	(11,511)	(15,615)
Other expense, net	(51)	(69)	(126)
Interest income	85	203	375
Net loss	$ (13,746)	$ (11,377)	$ (15,366)
Basic and diluted net loss per common share	$ (0.59)	$ (0.60)	$ (0.81)
Weighted average shares outstanding, basic and diluted	23,239,019	18,929,749	18,928,379